Exhibit 10.4

SUBSIDIARY GUARANTY AGREEMENT

GUARANTY, dated as of November 23, 2004, is made by EACH OF THE PARTIES SIGNATORY HERETO (each, a “Guarantor” and, collectively, the “Guarantors”), in favor of the “Buyers” (as defined below) party to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

W I T N E S S E T H :

WHEREAS, Global Power Equipment Group Inc., a Delaware corporation (the “Parent”) and each party listed as a “Buyer” on the Schedule of Buyers attached thereto are parties to the Securities Purchase Agreement;

WHEREAS, it is a condition precedent to the Buyers’ obligation under the Securities Purchase Agreement that each Guarantor execute and deliver a guaranty guaranteeing all of the obligations of the Parent thereunder; and

WHEREAS, each Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, such Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Guarantor hereby agrees with the Buyers as follows:

SECTION 1. Definitions. Reference is hereby made to the Securities Purchase Agreement and the “Notes” (as defined therein) issued pursuant thereto (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Notes”) for a statement of the terms thereof. All terms used in this Guaranty, which are defined in the Securities Purchase Agreement or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

SECTION 2. Guaranty. Each Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations of the Parent from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other “Transaction Documents” (as defined in the Securities Purchase Agreement), including, without limitation, all interest that accrues after the commencement of any action or proceeding under any Bankruptcy Law of the Parent or any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such proceeding), and all fees, expense reimbursements, indemnifications and all other amounts due or to become due under the Note (such obligations, to the extent not paid by the Parent, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses of one counsel for all Buyers) reasonably incurred by the Buyers in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor’s liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Parent to the Buyers under the Securities Purchase Agreement and the Notes but for the

fact that they are unenforceable or not allowable due to the existence of an action or proceeding under any Bankruptcy Law involving any Guarantor or the Parent (each, a “Transaction Party”).

SECTION 3. Guaranty Absolute; Limitations on Guaranty; Continuing Guaranty; Assignments.

(a) Each Guarantor, jointly and severally, guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Buyers with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i) any lack of validity or enforceability of any Transaction Document or any agreement or instrument (other than this Guaranty) relating thereto;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

(iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

(v) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Buyers that might otherwise constitute a defense available to, or a discharge of, any Transaction Party.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Buyers or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(b) Each Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Title 11, U.S. Code or any similar federal or state law for the relief of debtors (“Bankruptcy Law”), the Uniform Fraudulent

Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor, result in the obligations of such Guarantor under its guarantee not constituting a fraudulent transfer or conveyance.

(c) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the cash payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and shall not terminate for any reason prior to the Maturity Date and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Buyers and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, any Buyer may pledge, assign or otherwise transfer all or any portion of its rights and obligations under any Note to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Buyer herein or otherwise, in each case as provided in such Note and the Securities Purchase Agreement.

SECTION 4. Waivers. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Buyers exhaust any right or take any action against any Transaction Party or any other Person or any Collateral (as defined in the Securities Purchase Agreement). Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

SECTION 5. Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Buyers against any Transaction Party or any other Guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have indefeasibly been paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Buyers and shall forthwith be paid to the Buyers to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Buyers of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall indefeasibly be paid in full in cash, the Buyers will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

SECTION 6. Representations, Warranties and Covenants. Each Guarantor hereby represents and warrants as follows:

(a) Such Guarantor (i) is duly organized, validly existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its organization as set forth on the first page hereof, except to the extent that the failure to be in good standing would not have a Material Adverse Effect (as defined in the Securities Purchase Agreement), (ii) has all requisite power and authority to conduct its business as now conducted and to execute and deliver this Guaranty, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(b) The execution, delivery and performance by such Guarantor of this Guaranty (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting such Guarantor or its properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Guarantor of this Guaranty.

(d) This Guaranty, when delivered, will be, a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, suretyship or other similar laws.

(e) There is no pending or, to the best knowledge of such Guarantor, threatened action, suit or proceeding affecting such Guarantor or to which any of the properties of such Guarantor is subject, before any court or other governmental authority or any arbitrator that (i) if adversely determined, could have a Material Adverse Effect or (ii) relates to this Guaranty or any transaction contemplated hereby.

(f) Such Guarantor (i) has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Parent and the other Transaction Parties, and has no need of, or right to obtain from any Buyer, any credit or other information concerning the affairs, financial condition or business of the Parent or the other Transaction Parties that may come under the control of any Buyer.

(g) Such Guarantor covenants and agrees that until indefeasible full and final payment of the Guaranteed Obligations, it will comply with each of the covenants (except to the extent applicable only to a public company) which are set forth in Section 4 of the Securities Purchase Agreement as if such Guarantor were a party thereto.

SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Buyer may, and is hereby authorized to, at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Buyer to or for the credit or the account of any Guarantor against any and all obligations of any Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not any Collateral Agent (as defined in the Securities Purchase Agreement) or any Buyer shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. Each Buyer agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Buyers under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Buyers may have under this Guaranty in law or otherwise.

SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Guarantor, to it at its address set forth on the signature page hereto, or if to any Buyer, to it at its address set forth in the Securities Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

SECTION 9. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR

THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BUYERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

SECTION 10. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BUYER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY BUYER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BUYERS ENTERING INTO THIS AGREEMENT.

SECTION 11. Subordination; Release of Guarantors.

(a) Notwithstanding anything herein to the contrary, each Guarantor hereby agrees for itself and its successors and assigns, and each Buyer, by acceptance of this Guaranty,

shall be deemed to have agreed, that this Guaranty shall be subject to the provisions of Section 14 of the Notes, and to the extent and in the manner set forth in such Section 14 of the Notes, all the obligations, including the Guaranteed Obligations, represented by this Guaranty are subordinate in right of payment to the prior payment in full in cash of all Senior Indebtedness now outstanding or hereafter incurred, all as more fully set forth in Section 14 of the Notes.

(b) Notwithstanding anything herein to the contrary, each Guarantor hereby agrees for itself and its successors and assigns, and each Buyer, by acceptance of this Guaranty, shall be deemed to have agreed, that if any Guarantor is released as a guarantor under and in accordance with the “Subsidiary Guaranty” as defined in the Senior Credit Agreement, such Guarantor automatically shall be released as a guarantor hereunder without consent of the Buyers or any further action by any party hereto or to the Securities Purchase Documents.

SECTION 12. Miscellaneous.

(a) Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Buyers, at such address specified by the Buyers from time to time by notice to such Guarantor.

(b) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by such Guarantor and the Buyers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) No failure on the part of any Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Buyers provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

(d) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure to the benefit of the Buyers and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, any Buyer may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement or any other Transaction Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Buyers herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Buyers.

(f) This Guaranty represent the entire agreement of each Guarantor and the Buyers with respect to the subject matter hereof, and there are no promises, undertakings,

representations or warranties by any Buyer relative to the subject matter thereof not expressly set forth or referred to herein.

(g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h) THIS GUARANTY (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER TRANSACTION DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

DELTAK, L.L.C.

By:	/s/ Larry Edwards
Name:	Larry Edwards
Title:	Chief Executive Officer
Address:	6120 S. Yale, Suite 1480 Tulsa, OK 74136

BRADEN MANUFACTURING, L.L.C.

By:	/s/ Larry Edwards
Name:	Larry Edwards
Title:	Chief Executive Officer
Address:	6120 S. Yale, Suite 1480 Tulsa, OK 74136

DELTAK CONSTRUCTION SERVICES, INC.

By:	/s/ Larry Edwards
Name:	Larry Edwards
Title:	Chief Executive Officer
Address:	6120 S. Yale, Suite 1480 Tulsa, OK 74136

BRADEN CONSTRUCTION SERVICES, INC.

By:	/s/ Larry Edwards
Name:	Larry Edwards
Title:	Chief Executive Officer
Address:	6120 S. Yale, Suite 1480 Tulsa, OK 74136